SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 6, 2007

Zynex Medical Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	33-26787-D	90-0275169
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

8100 South Park Way, Suite A-9, Littleton, CO  80120
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number:  (303) 703-4906

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 6, 2007, Zynex Medical Holdings, Inc. issued a press release regarding unit orders for the fourth quarter of 2006 and the month of January, 2007. The press release is attached as an exhibit to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.      Document

99.1             Press Release of Zynex Medical Holdings, Inc. dated February 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on as its behalf by the undersigned hereunto duly authorized.

Zynex Medical Holdings, Inc. (Registrant)

Date: February 8, 2007	By:	/s/ Thomas Sandgaard
Thomas Sandgaard President and Chief Executive Officer

Exhibit No.      Document

99.1             Press Release of Zynex Medical Holdings, Inc. dated February 6, 2007